SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 1999
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                                AMERICREDIT CORP.
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             (Exact name of registrant as specified in its charter)



             Texas                       1-10667                  75-2291093
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(State or other jurisdiction of     (Commission File            (IRS Employer
       incorporation)                    Number)             Identification No.)

200 Bailey Avenue, Fort Worth, Texas                                       76107
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:           (817) 332-7000
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                                (Not Applicable)
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(Former name or former address, if changed since last report)



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Item 5.  Other Events

         The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).  Exhibits

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

                  99       Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICREDIT CORP.
                                  (Registrant)


Date:  April 16, 1999             By:      /s/ Daniel E. Berce
                                           -------------------------------------
                                           Daniel E. Berce
                                           Vice Chairman of the Board and Chief
                                           Financial Officer

                                INDEX TO EXHIBITS




    Exhibit                                                       Sequentially
      No.                      Exhibit                            Numbered Page
    -------         --------------------------------             ---------------
      99                     Press Release